Orion Registrar, Inc., USA

Certificate of Registration

This is to certify the Quality Management System of:

The Jenex Corporation

940 Sheldon Court Suite 207

Burlington, Ontario L7L 5K6

Canada

Has been assessed by Orion Registrar and found to be in

compliance with the following Quality Standard:

ISO 13485:2003

The Quality Management System is applicable to:

Manufacture and Distribution of Consumer Medical

Products Utilizing Thermal Therapy Technology to

Alleviate the effects of Various Insect Stings and Bites

and the Prevention of Cold Sore Blisters (HSV1)

The Registration period is from May 14, 2004 to May 13, 2007.

This registration is subject to the company maintaining its system

To the required standard which, will be monitored by Orion

Client ID 00173-0001. Certificate ID C0000206-1.

EAC/NAICIS/SIC Code: 18/33912 / 3841

/s/ Paul M. Burck

6/3/2004

Orion Registrar, Inc., USA

Certificate of Registration

This is to certify the Quality Management System of:

The Jenex Corporation

940 Sheldon Court Suite 207

Burlington, Ontario L7L 5K6

Canada

Has been assessed by Orion Registrar and found to be

In compliance with the following Quality Standard:

ISO 9001:2000

The Quality Management System is Applicable to:

Manufacture and Distribution of Consumer Medical Products

Utilizing Thermal Therapy Technology to Alleviate

the effects of Various Insect Stings and Bites and

the Prevention of Cold Sore Blisters (HSV1)

The Registration period is from May 14, 2004 to May 13, 2007.

This registration is subject to the company maintaining its system to the required standard, and applicable exceptions, will be monitored by Orion.

Client ID 00173-0001. Certificate ID C0000204-1.

EAC/NAICIS/SIC Code: 18/33912 / 3841

/s/ Paul M. Burck

5/17/2004

Orion Registrar, Inc., USA

Certificate of Registration

This is to certify the Quality Management System of:

The Jenex Corporation

940 Sheldon Court Suite 207

Burlington, Ontario L7L 5K6

Canada

Has been assessed by Orion Registrar and found to be

in compliance with the following Quality Standard:

ISO 13485:2003

The Quality Management System is applicable to:

Manufacture and Distribution of Consumer Medical Products

 Utilizing Thermal Therapy Technology to Alleviate

the effects of Various Insect Stings and Bites and

the Prevention of Cold Sore Blisters (HSV1)

The Registration period is from May 14, 2004 to May 13, 2007.

This registration is subject to the company maintaining its system to the required standard, and applicable exceptions, which will be monitored by Orion.

Client ID 00173-0001. Certificate ID C0000205-1.

EAC/NAICIS/SIC Code: 33912 / 3841

/s/ Paul M. Burck

5/17/2004